EXHIBIT 32.2

               CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Environmental Solutions Worldwide, Inc. (the "Company") for the three months period ended March 31, 2009 (the "Report"), Praveen Nair Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1). To my knowledge, the Report fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                        DATE: MAY 20, 2009

                                                        /S/ PRAVEEN NAIR
                                                        -----------------------
                                                        PRAVEEN NAIR
                                                        CHIEF ACCOUNTING OFFICER

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Environmental Solutions Worldwide, Inc. and will be retained by Environmental Solutions Worldwide, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.